Exhibit T3A-86

Control Number : 07002783 STATE OF GEORGIA Secretary of State Corporations Division 313 West Tower 2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530 CERTIFIED COPY I, Brad Raffensperger, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed with the Corporations Division of the Office of the Secretary of State of Georgia under the name of THE SUPERGROUP CREATIVE OMNIMEDIA, INC. a Domestic Profit Corporation This certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein. Docket Number : 28875171 Date Inc/Auth/Filed : 01/10/2007 Jurisdiction : Georgia Print Date : 03/07/2025 Form Number : 215 Brad Raffensperger Secretary of State

Control No. 07002783

STATE OF GEORGIA

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

CERTIFICATE

OF

INCORPORATION

I, Karen C Handel, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

a Domestic Profit Corporation

has been duly incorporated under the laws of the State of Georgia on 01/10/2007 by the filing of articles of incorporation in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal of the City of Atlanta

and the State of Georgia on January 10, 2007

/s/ Karen C Handel
Karen C Handel Secretary of State

Control No: 07002783 Date Filed: 01/10/2007 12:00 AM Karen C Handel Secretary of State

ARTICLES OF INCORPORATION OF

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

1.

The name of the Corporation is The SuperGroup Creative Omnimedia, Inc.

2.

The purpose of the Corporation is to provide advertising and marketing consulting services, strategies and materials, and to provide graphic, packaging and website design and to do all other things permitted by law.

3.

The Corporation has authority to issue not more than 100,000 shares of stock.

4.

The initial registered office of the Corporation is The Fox Law Firm, P.C., 4788 Long Island Drive, N.W., P. O. Drawer 421937, Atlanta, Fulton County, Georgia 30342-8937. The initial registered agent of the Corporation is George M. Fox.

5.

The name and address of the incorporator is Claire A. Mattson, 4788 Long Island Drive, N.W., P. O. Drawer 421937, Atlanta, Fulton County, Georgia 30342-8937.

6.

The mailing address of the initial principal office of the Corporation is 1075 Zonolite Road #4 Atlanta, Georgia 30306.

7.

The Corporation shall be managed by a Board of Directors initially consisting of three members, who shall be John G. Aldridge, John B. Lewis and Christopher B. Wallace.

Articles of Incorporation for The SuperGroup Creative Omnimedia, Inc. • Page 2

8.

The Corporation shall not begin doing business until it receives not less than $100.00 in payment for the issuance of shares of its stock.

9.

The Corporation and its shareholders shall not hold a Director personally liable for monetary damages which result from the Director’s breach of duty of care, or breach of any other duty as a Director. However, this provision will not limit the liability of a Director:

(a)	for any appropriation, in violation of his or her duties, of any business opportunity of the Corporation;

(b)	for acts or omissions which involve intentional misconduct or a knowing violation of law;

(c)	for the types of liability set forth in Code Section 14-2-832 (unlawful distribution); or

(d)	for any transaction from which the Director received an improper personal benefit.

10.

The holders of common shares of stock shall have preemptive rights to purchase:

•	any shares of the Corporation hereafter issued; or

•	any securities exchangeable for, or convertible into, such shares; or

•	any warrants or other instruments evidencing rights or options to subscribe for, purchase, or otherwise acquire such shares.

11.

Upon the adoption of a resolution by its Board of Directors, the Corporation may purchase its own shares to the extent of unreserved and unrestricted capital surplus which is available for such a purchase.

Articles of Incorporation for The SuperGroup Creative Omnimedia, Inc. • Page 3

IN WITNESS WHEREOF, the undersigned executes these Articles of Incorporation.

THE FOX LAW FIRM, P.C.

By:	/s/ Claire A. Mattson
Claire A. Mattson
Attorney for the Incorporator

4788 Long Island Drive, N.W.

Atlanta, Georgia 30342-8937

(404) 256-0020

F:\=\Supergroup\SuperGroup Creative Omnimedia, Inc Airc

OFFICE OF SECRETARY OF STATE .CORPORATIONS DIVISION 315 West Tower, ‘lf2 Martin Luther King, Jr. Drive WARRENRARY Atlanta, Georgia 30334-1530 Director (404) 656-2817 Registered agent, officer, entity status information via the Internet ENRICO M. ROBINSON http://www.georgiacorporations.org CATHY COX Assistant Director Secretary of State TRANSMITTAL INFORMATION GEORGIA PROFIT OR NONPROFIT CORPORATIONS DO NOT WRITE IN SHADED AREA- SOS USE ONLY DOCKET# PENDING# CONTROL# DOCKET CODE DATE FILED AMOUNT RECEIVED CHECK RECEIPT# TYPE CODE EXAMINER JURISDICTION (COUNTY) CODE NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM 1. 2007036024 Corporate Name Reservation Number (if one has been obtained; if articles are being filed without prior reservation, leave this line blank) The SuperGroup Creative Omnimedia, Inc. Corporate Name (List exactly as it appears in articles) . Claire A. Mattson (404) 256-0020 2 Name of person filing articles (certificate will be mailed to this person, at address below) Telephone Number 4788 Long Island Drive, NW Address Atlanta GA 30342 City State Zip Code 3. Mail or deliver the following items to the Secretary of State, at the above address: 1) This transmittal form 2) Original and one copy of the Articles of Incorporation 3) Filing fee of $100.00 payable to Secretary of State. Filing fees are NON-refundable. I certify thata Notice of Incorporation or Notice of Intent to Incorporate with a publication fee of $40.00 has been or will be mailed or delivered to the official organ of the county where the initial registered office of the corporation is to be located. (List of legal organs is posted at web site; or, the Clerk of Superior Court can advise you of the official organ in a particular county.) Authorized signature of person filing documents Date Request certificates and obtain entity information via the Internet: http://www.georgiacorporations.org

	Office of the Secretary of State	Enrico M. Robinson
	Corporations Division	Director
315 West Tower
	#2 Martin Luther King, Jr. Dr.	Susan Golden
	Atlanta, Georgia 30334-1530	Assistant Director
(404) 656-2817
Karen C Handel
Secretary of State		January 10, 2007

Name Reservation Confirmation

Entity Name:	The SuperGroup Creative Omnimedia, Inc
Name Reservation Number:	2007036024
Filed Date:	January 10, 2007
Filer Type:	Business Entity
Filer Name:	THE FOX LAW FIRM, P.C.
Filer Address:	4788 LONG ISLAND DR NW

ATLANTA, GA 30342-8937
United States
Filer Phone:	404 256 0020
Filer E-Mail Address:	carla@galaw.com

The Above Name has been reserved. To use the Name Reservation Number when filing Articles of Incorporation, use the exact Filer Name as it appears on this Confirmation.

Name Reservations are valid for 30 days.

Control No. 07002783

STATE OF GEORGIA

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

CERTIFICATE

OF

AMENDMENT

I, Karen C Handel, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State on 09/20/2007 and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on September 20, 2007

/s/ Karen C Handel
Karen C Handel Secretary of State

Control No: 07002783 Date Filed: 09/20/2007 01:25 PM Karen C Handel Secretary of State

The SuperGroup Creative Omnimedia, Inc.

ARTICLES OF AMENDMENT

Pursuant to O.C.G.A. §14-2-1006 of the Georgia Business Corporation Code, The SuperGroup Creative Omnimedia, Inc., a Georgia Corporation, hereby submits the following Articles of Amendment:

1. The name of the corporation is The SuperGroup Creative Omnimedia, Inc.

2. Article 3 of the Articles of Incorporation is deleted in its entirety and hereby amended to read as follows:

“3.

“(a)	The Corporation is authorized to issue 100,000 shares of common stock, which are divided into two classes as follow:

(i)	50,000 shares of Class “X” Common Stock, with a par value of $1.00 per share;

(i)	50,000 shares of Class “Y” Common Stock, with a par value of $1.00 per share.

“(b)

Except as specified in subsection (c) below, neither class shall have any preference, limitation, or right superior to the other class. As such, the Holders of stock in each class shall be entitled to equal right to all dividends declares, and to all assets of the Corporation upon liquidation.

“(c)

Holders of Class “X” Common Stock will be entitled to vote on all Corporate matters. Holders of Class “Y” Common Stock will not be entitled to vote on any Corporate matters, except as specified by the Georgia Code.”

3. The foregoing Amendment was adopted on June 18, 2007 by the unanimous written consent of the Corporation’s Shareholders in accordance with O.C.G.A. §14-2-1003.

4. This Amendment provides for a reclassification of the presently-issued common stock into Class “X” Common Stock and Class “Y” Common Stock. Currently, there are 300 shares of common stock issued and outstanding. After the reclassification, each current Shareholder of the Corporation shall surrender his existing Certificate, and shall be issued a new certificate for the same number of shares of Class “X” Common Stock. This shall be effected by each issued share of common stock being exchanged for one share of Class “X”

Articles of Amendment of The SuperGroup Creative Omnimedia. Inc. • Page 2

Common Stock. Any Shareholder may exchange his Class “X” Common Stock for Class “Y” Common Stock at any time.

IN WITNESS WHEREOF, The SuperGroup Creative Omnimedia, Inc. has caused these Articles of Amendment to be executed and its corporate seal to be afflxed, and has caused the foregoing to be attested, all by its duly authorized offlcers on this 18 day of June, 2007.

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

By:	/s/ John G. Aldridge
John G. Aldridge
Chief Executive Officer

(CORPORATE SEAL)

ATTEST:

/s/ Christopher B. Wallace
Christopher B. Wallace
Chief Operating Officer Secretary

D: Aoa

Control No: 07002783 Date Filed: 10/09/2007 12:04 PM Karen C Handel Secretary of State

Karen C Handel Secretary of State	STATE OF GEORGIA 2007 Corporation Annual Registration OFFICE OF SECRETARY OF STATE Annual Registration Filings P.O. Box 23038 Columbus, Georgia 31902-3038

Entity Control No. 07002783	Information on record as of: 10/9/2007

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.
1075 ZONOLITE ROAD, #4
Atlanta GA, 30306

Amount due from this entity is indicated below. Annual fee is $30. If amount is more than $30, total reflects amount(s) due from previous year(s). Renew by April 1, 2007

Renew at www.georgiacorporations.org or by submitting bottom portion with check payable to “Secretary of State”.

Officer, address and agent information currently of record is listed below. Please verify “county of registered office.” If correct and complete, detach bottom portion, sign, and return with payment. Or, enter changes as needed and submit. Complete each line, even if the same individual serves as Chief Executive Officer, Chief Financial Officer and Secretary of the corporation. Please PRINT LEGIBLY.

Note: Agent address must be a street address in Georgia where the agent may be served personally. A mail drop or P.O. Box does not comply with Georgia law for registered office. P.O. Box may be used for principal office and officers.

Any person authorized by the entity to do so may sign and file registration (including online filing).

Please return ONLY the original form below and fee. Other filings and correspondence should be sent to our Atlanta address: Corporations Division, 315 West Tower, #2 Martin Luther King Jr. Drive, Atlanta, GA 30334.

Visit www.georgiacorporations.org to file online or for more information on annual registration. Or, call 404-656-2817.

Current information printed below. Review and update as needed. Detach original coupon and return with payment.

CORPORATION NAME	ADDRESS	CITY	STATE	ZIP
THE SUPERGROUP CREATIVE OMNIMEDIA, INC.	1075 ZONOLITE ROAD, #4	Atlanta	GA	30306
CEO:
CFO:
SEC:
AGT:
IF ABOVE INFORMATION HAS CHANGED, TYPE OR PRINT CORRECTIONS BELOW:
Corporation Addr:
CEO: John G Aldridge	1075 ZONOLITE ROAD, #4	Atlanta	GA	30306
CFO: John B Lewis	1075 ZONOLITE ROAD, #4	Atlanta	GA	30306
SEC: Christopher B Wallace	1075 ZONOLITE ROAD, #4	Atlanta	GA	30306
AGT: George M Fox	P.O. BOX NOT ACCEPTABLE 4788 Long Island Dr	Atlanta	GA	30342
I CERTIFY THAT I AM AUTHORIZED TO SIGN THIS FORM AND THAT THE INFORMATION IS TRUE AND CORRECT.		COUNTY OF REGISTERED OFFICE:	COUNTY CHANGE OR CORRECTION:
AUTHORIZED SIGNATURE: Claire A Mattson	DATE: 10/9/2007
TITLE: Filer
BR203 2007 Corporation Annual Registration
		Amount Due: $ 30.00

073 070027832 0030004 THESUPERGROUPCREATIV

Control No: 07002783 Date Filed: 03/04/2008 05:31 PM Karen C Handel Secretary of State

Karen C Handel Secretary of State	STATE OF GEORGIA 2008 Corporation Annual Registration OFFICE OF SECRETARY OF STATE Annual Registration Filings P.O. Box 23038 Columbus, Georgia 31902-3038

Entity Control No. 07002783	Information on record as of: 3/4/2008

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

154 Krog St. NE, Suite 185

Atlanta GA, 30307

Amount due from this entity is indicated below. Annual fee is $30. If amount is more than $30, total reflects amount(s) due from previous year(s). Renew by April 1, 2008

Renew at www.georgiacorporations.org or by submitting bottom portion with check payable to “Secretary of State”.

Officer, address and agent information currently of record is listed below. Please verify “county of registered office.” If correct and complete, detach bottom portion, sign, and return with payment. Or, enter changes as needed and submit. Complete each line, even if the same individual serves as Chief Executive Officer, Chief Financial Officer and Secretary of the corporation. Please PRINT LEGIBLY.

Note:

Agent address must be a street address in Georgia where the agent may be served personally. A mail drop or P.O. Box does not comply with Georgia law for registered office. P.O. Box may be used for principal office and officers.

Any person authorized by the entity to do so may sign and file registration (including online filing).

Please return ONLY the original form below and fee. Other filings and correspondence should be sent to our Atlanta address: Corporations Division, 315 West Tower, #2 Martin Luther King Jr. Drive, Atlanta, GA 30334.

Visit www.georgiacorporations.org to file online or for more information on annual registration. Or, call 404-656-2817.

Current information printed below. Review and update as needed. Detach original coupon and return with payment.

CORPORATION NAME	ADDRESS	CITY	STATE	ZIP
THE SUPERGROUP CREATIVE OMNIMEDIA, INC.	1075 ZONOLITE ROAD, #4	Atlanta	GA	30306
CEO: John G Aldridge	1075 ZONOLITE ROAD, #4	Atlanta	GA	30306
CFO: John B Lewis	1075 ZONOLITE ROAD, #4	Atlanta	GA	30306
SEC: Christopher B Wallace	1075 ZONOLITE ROAD, #4	Atlanta	GA	30306
AGT: Fox, George M	4788 Long Island Dr	Atlanta	GA	30342

IF ABOVE INFORMATION HAS CHANGED, TYPE OR PRINT CORRECTIONS BELOW:

Corporation Addr:	154 Krog St. NE, Suite 185	Atlanta	GA	30307
CEO: John G Aldridge	154 Krog St. NE, Suite 185	Atlanta	GA	30307
CFO: John B Lewis	154 Krog St. NE, Suite 185	Atlanta	GA	30307
SEC: Christopher B Wallace	154 Krog St. NE, Suite 185	Atlanta	GA	30307
AGT: John B Lewis	P. 0. BOX NOT ACCEPTABLE	Atlanta	GA	30307
	154 Krog St N E
I CERTIFY THAT I AM AUTHORIZED TO SIGN THIS FORM AND THAT THE INFORMATION IS TRUE AND CORRECT.		COUNTY OF REGISTERED OFFICE:	COUNTY CHANGE OR CORRECTION:
AUTHORIZED SIGNATURE: John B. Lewis DATE: 3/4/2008 5			Fulton
TITLE: Filer
BR203 2008 Corporation Annual Registration
		Amount Due: $30.00

082 070027832 0030004 THESUPERGROUPCREATIV8

Control No: 07002783 Date Filed: 01/19/2009 09:55 PM Karen C Handel Secretary of State

Karen C Handel Secretary of State	STATE OF GEORGIA 2009 Corporation Annual Registration OFFICE OF SECRETARY OF STATE Annual Registration Filings P.O. Box 23038 Columbus, Georgia 31902-3038

Entity Control No. 07002783	Information on record as of: 1/19/2009

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

154 Krog St. NE

Suite 185

Atlanta GA, 30307

Amount due from this entity is indicated below. Annual fee is $30. If amount is more than $30, total reflects amount(s) due from previous year(s). Renew by April 1, 2009

Renew at www.georgiacorporations.org or by submitting bottom portion with check payable to “Secretary of State”.

Officer, address and agent information currently of record is listed below. Please verify “county of registered office.” If correct and complete, detach bottom portion, sign, and return with payment. Or, enter changes as needed and submit. Complete each line, even if the same individual serves as Chief Executive Officer, Chief Financial Officer and Secretary of the corporation. Please PRINT LEGIBLY.

Note: Agent address must be a street address in Georgia where the agent may be served personally. A mail drop or P.O. Box does not comply with Georgia law for registered office. P.O. Box may be used for principal office and officers.

Any person authorized by the entity to do so may sign and file registration (including online filing).

Please return ONLY the original form below and fee. Other filings and correspondence should be sent to our Atlanta address: Corporations Division, 315 West Tower, #2 Martin Luther King Jr. Drive, Atlanta, GA 30334.

Visit www.georgiacorporations.org to file online or for more information on annual registration. Or, call 404-656-2817.

Current information printed below. Review and update as needed. Detach original coupon and return with payment.

CORPORATION NAME	ADDRESS	CITY	STATE	ZIP
THE SUPERGROUP CREATIVE OMNIMEDIA, INC.	154 Krog St. NE	Atlanta	GA	30307
CEO: John G Aldridge	154 Krog St. NE, Suite 185	Atlanta	GA	30307
CFO: John B Lewis	154 Krog St. NE, Suite 185	Atlanta	GA	30307
SEC: Christopher B Wallace	154 Krog St. NE, Suite 185	Atlanta	GA	30307
AGT: Lewis, John B	154 Krog St. NE, Suite 185	Atlanta	GA	30307

IF ABOVE INFORMATION HAS CHANGED, TYPE OR PRINT CORRECTIONS BELOW:

Corporation Addr:
CEO:
CFO:
SEC:
AGT:	P.O. BOX NOT ACCEPTABLE		GA
I CERTIFY THAT I AM AUTHORIZED TO SIGN THIS FORM AND THAT THE INFORMATION IS TRUE AND CORRECT.		COUNTY OF REGISTERED OFFICE:	COUNTY CHANGE OR CORRECTION:
AUTHORIZED SIGNATURE: John B Lewis	DATE: 1/19/2009	Fulton
TITLE: Filer
BR203 2009 Corporation Annual Registrat1on
		Amount Due:	$30.00

091 070027832 0030004 THESUPERGROUPCREATIV8

Control No: 07002783 Date Filed: 01/28/2010 01:54 PM Wesley B. Tailor Deputy Secretary of State

Wesley B. Tailor Secretary of State	STATE OF GEORGIA 2010 Corporation Annual Registration OFFICE OF SECRETARY OF STATE Annual Registration Filings P.O. Box 23038 Columbus, Georgia 31902-3038	Chauncey Newsome Director

Information on record as of: 1/28/2010

Entity Control No. 07002783	Amount Due: $30.00	Amount Due AFTER April 1, 2010: $55.00

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

154 Krog St. NE

Suite 185

Atlanta GA, 30307

Each business entity registered or filed with the Office of Secretary of State is required to file an annual registration. Amount due for this entity is indicated above and below on the remittance form. Annual fee is $30. If amount is more than $30, the total reflects amount(s) due from previous year(s) and any applicable late fee(s). Renew by April 1, 2010. Your Annual Registration must be postmarked by April 1, 2010. If your registration and payment are not postmarked by April1, 2010, you will be assessed a $25.00 late filing penalty fee.

For faster processing, we invite you to file your Annual Registration online with a credit card at www.georgiacorporations.org. The Corporations Division accepts Visa, MC, Discover, American Express and ATM/Debit Cards with the Visa or MC logo for online filings only. Annual Registrations not processed online require payment with a check, certified bank check or money order. We cannot accept cash for payment.

You may mail your registration in by submitting the bottom portion of this remittance with a check or money order payable to “Secretary of State”. All checks must be pre-printed with a complete address in order to be accepted by our offices for your filing. Absolutely, no counter or starter checks will be accepted. Failure to adhere to these guidelines will delay or possibly reject your filing. Checks that are dishonored by your bank are subject to a $30.00 NSF charge. Failure to honor your payment could result in a civil suit filed against you and/or your entity may be Administratively Dissolved by the Secretary of State. [See O.C.G.A. § 13-6-15 and Title 14, respectively.]

Officer, address and Agent information currently of record is listed below. Please verify “county of registered office.” If correct and complete, detach bottom portion, sign, and return with payment. Or, enter changes as needed and submit. Complete each line, even if the same individual serves as Chief Executive Officer, Chief Financial Officer, and Secretary of the corporation.

Note: Registered Agent address must be a street address in Georgia where the agent may be served personally. A mail drop or P.O. Box does not comply with Georgia law for registered office. P.O. Boxes may be used for principal office and officers’ addresses.

Any person authorized by the entity to do so may sign and file registration (including online filing). Additionally, a person who signs a document submits an electronic filing he or she knows is false in any material respect with the intent that the document be delivered to the secretary of State for filing shall be quilty of a misdemeanor and, upon conviction thereof, shall be punished to the highest degree permissible by law. [O.C.G.A. § 14-2-129.]

Please return ONLY the original form below and applicable fee(s). For more information on Annual Registrations or to file online, visit www.georgiacorporations.org. Or, call 404-656-2817. PLEASE PRINT LEGIBLY.

Current information printed below. Review and update as needed. Detach original coupon and return with payment.

CORPORATION NAME	ADDRESS	CITY	STATE	ZIP
THE SUPERGROUP CREATIVE OMNIMEDIA, INC.	154 Krog St. NE, Suite 185	Atlanta	GA	30307
CEO: John G Aldridge	154 Krog St. NE, Suite 185	Atlanta	GA	30307
CFO: John B Lewis	154 Krog St. NE, Suite 185	Atlanta	GA	30307
SEC: Christopher B Wallace	154 Krog St. NE, Suite 185	Atlanta	GA	30307
AGT: Lewis, John B	154 Krog St. NE	Atlanta	GA	30307

IF ABOVE INFORMATION HAS CHANGED, TYPE OR PRINT CORRECTIONS BELOW:

CORPORATION ADDRESS:
CEO:
CFO:
SEC:
AGT:			GA

I CERTIFY THAT I AM AUTHORIZED TO SIGN THIS FORM AND THAT THE INFORMATION IS TRUE AND CORRECT.	P..O. BOX NOT ACCEPTABLE FOR REGISTERED AGENT’S ADDRESS	COUNTY OF REGISTERED OFFICE: Fulton	COUNTY CHANGE OR CORRECTION:
AUTHORIZED SIGNATURE: John Bradford Lewis	DATE: 1/28/2010		Total Due:
TITLE: Filer	EMAIL:		$ 30.00

BR201 2010 Corporation Annual Registration

108 070027832 0030004 THESUPERGROUPCREATIV8 201004019 055004

Control No: 07002783 Date Filed: 03/29/2011 04:58 PM Brian P. Kemp Secretary of State

Brian P. Kemp Secretary of State	STATE OF GEORGIA 2011 Corporation Annual Registration OFFICE OF SECRETARY OF STATE Annual Registration Filings P.O. Box 23038 Columbus, Georgia 31902-3038	Chauncey Newsome Director

Information on record as of: 3/29/2011

Entity Control No. 07002783	Amount Due: $50.00	Amount Due AFTER April 1, 2011: $75.00

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

154 Krog St. NE

Suite 185

Atlanta, GA 30307

Each business entity registered or filed with the Office of Secretary of State is required to file an annual registration. Amount due for this entity is indicated above and below on the remittance form. Annual fee is $50. If amount is more than $50, the total reflects amount(s) due from previous year(s) and any applicable late fee(s). Renew by April 1, 2011. Your Annual Registration must be postmarked by April 1 , 2011. If your registration and payment are not postmarked by April1, 2011 , you will be assessed a $25.00 late filing penalty fee.

For faster processing, we invite you to file your Annual Registration online with a credit card at www.georgiacorporations.org. The Corporations Division accepts Visa, MC, Discover, American Express and ATM/Debit Cards with the Visa or MC logo for online filings only. Annual Registrations not processed online require payment with a check, certified bank check or money order. We cannot accept cash for payment.

You may mail your registration in by submitting the bottom portion of this remittance with a check or money order payable to “Secretary of State”. All checks must be pre-printed with a complete address in order to be accepted by our offices for your filing. Absolutely, no counter or starter checks will be accepted. Failure to adhere to these guidelines will delay or possibly reject your filing. Checks that are dishonored by your bank are subject to a $30.00 NSF charge. Failure to honor your payment could result in a civil suit filed against you and/or your entity may be Administratively Dissolved by the Secretary of State. [See O.C.G.A. § 13-6-15 and Title 14, respectively.]

Officer, address and Agent information currently of record is listed below. Please verify “county of registered office.” If correct and complete, detach bottom portion, sign, and return with payment. Or, enter changes as needed and submit. Complete each line, even if the same individual serves as Chief Executive Officer, Chief Financial Officer, and Secretary of the corporation.

Note: Registered Agent address must be a street address in Georgia where the agent may be served personally. A mail drop or P.O. Box does not comply with Georgia law for registered office. P.O. Boxes may be used for principal office and officers’ addresses.

Any person authorized by the entity to do so may sign and file registration (including online filing). Additionally, a person who signs a document submits an electronic filing he or she knows is false in any material respect with the intent that the document be delivered to the Secretary of State for filing shall be quailty of a misdemeanor and, upon conviction thereof, shall be punished to the highest degree permissible by law. [O.C.G.A. § 14-2- 129.]

Please return ONLY the original form below and applicable fee(s). For more information on Annual Registrations or to file online, visit www.georgiacorporations.org Or, call 404-656-2817. PLEASE PRINT LEGIBLY.

Current information printed below. Review and update as needed. Detach original coupon and return with payment.

CORPORATION NAME	ADDRESS	CITY	STATE	ZIP
THE SUPERGROUP CREATIVE OMNIMEDIA, INC.	154 Krog St. NE, Suite 185	Atlanta	GA	30307
CEO: John G Aldridge	154 Krog St. NE, Suite 185	Atlanta	GA	30307
CFO: John B Lewis	154 Krog St. NE, Suite 185	Atlanta	GA	30307
SEC: Christopher B Wallace	154 Krog St. NE, Suite 185	Atlanta	GA	30307
AGT: Lewis, John B	154 Krog St. NE	Atlanta	GA	30307

IF ABOVE INFORMATION HAS CHANGED, TYPE OR PRINT CORRECTIONS BELOW:

CORPORATION ADDRESS:
CEO:
CFO:
SEC:
AGT: Jessie Wallace	154 Krog St. NE	Atlanta	GA	30307

I CERTIFY THAT I AM AUTHORIZED TO SIGN THIS FORM AND THAT THE INFORMATION IS TRUE AND CORRECT.	P.O. BOX NOT ACCEPTABLE FOR REGISTERED AGENT’S ADDRESS	COUNTY OF REGISTERED OFFICE: Fulton	COUNTY CHANGE OR CORRECTION: Fultion
AUTHORIZED SIGNATURE: Jessie Wallace	DATE: 3/29/2011		Total Due:
TITLE: Filer	EMAIL: brad.lewis@thesupergroup.com		$ 50.00

BR201 2011 Corporation Annual Registration

117 070027832 0050009 THESUPERGROUPCREATIV8 201104018 0050009

Control No: 07002783 Date Filed: 02/28/2012 09:12 AM Brian P. Kemp Secretary of State
Brian P. Kemp Secretary of State	STATE OF GEORGIA 2011 Corporation Annual Registration OFFICE OF SECRETARY OF STATE Annual Registration Filings P.O. Box 23038 Columbus, Georgia 31902-3038

Information on record as of: 2/28/2012

Entity Control No. 07002783	Amount Due: $50.00	Amount Due AFTER April 1, 2012: $75.00

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

154 Krog St. NE

Suite 185

Atlanta, GA 30307

Each business entity registered or filed with the Office of Secretary of State is required to file an annual registration. Amount due for this entity is indicated above and below on the remittance form. Annual fee is $50. If amount is more than $50, the total reflects amount(s) due from previous year(s) and any applicable late fee(s). Renew by April 1, 2012. Your Annual Registration must be postmarked by April 1, 2012. If your registration and payment are not postmarked by April 1, 2012, you will be assessed a $25.00 late filing penalty fee.

For faster processing, we invite you to file your Annual Registration online with a credit card at www.georgiacorporations.org. The Corporations Division accepts Visa, MC, Discover, American Express and ATM/Debit Cards with the Visa or MC logo for online filings only. Annual Registrations not processed online require payment with a check, certified bank check or money order. We cannot accept cash for payment.

You may mail your registration in by submitting the bottom portion of this remittance with a check or money order payable to “Secretary of State”. All checks must be pre-printed with a complete address in order to be accepted by our offices for your filing. Absolutely, no counter or starter checks will be accepted. Failure to adhere to these guidelines will delay or possibly reject your filing. Checks that are dishonored by your bank are subject to a $30.00 NSF charge. Failure to honor your payment could result in a civil suit filed against you and/or your entity may be Administratively Dissolved by the Secretary of State. [See O.C.G.A. § 13-6-15 and Title 14, respectively.]

Officer, address and Agent information currently of record is listed below. Please verify “county of registered office.” If correct and complete, detach bottom portion, sign, and return with payment. Or, enter changes as needed and submit. Complete each line, even if the same individual serves as Chief Executive Officer, Chief Financial Officer, and Secretary of the corporation.

Note: Registered Agent address must be a street address in Georgia where the agent may be served personally. A mail drop or P.O. Box does not comply with Georgia law for registered office. P.O. Boxes may be used for principal office and officers’ addresses.

Any person authorized by the entity to do so may sign and file registration (including online filing). Additionally, a person who signs a document submits an electronic filing he or she knows is false in any material respect with the intent that the document be delivered to the Secretary of State for filing shall be quilty of a misdemeanor and, upon conviction thereof, shall be punished to the highest degree permissible by law. [O.C.G.A. § 14-2-129.]

Please return ONLY the original form below and applicable fee(s). For more information on Annual Registrations or to file online, visit www.georgiacorporations.org. Or, call404-656-2817. PLEASE PRINT LEGIBLY.

Current information printed below. Review and update as needed. Detach original coupon and return with payment.

CORPORATION NAME	ADDRESS	CITY	STATE	ZIP
THE SUPERGROUP CREATIVE OMNIMEDIA, INC.	154 Krog St. NE, Suite 185	Atlanta	GA	30307
CEO: John G Aldridge	154 Krog St. NE, Suite 185	Atlanta	GA	30307
CFO: John B Lewis	154 Krog St. NE, Suite 185	Atlanta	GA	30307
SEC: Christopher B Wallace	154 Krog St. NE, Suite 185	Atlanta	GA	30307
AGT: Wallace, Jessie	154 Krog St. NE	Atlanta	GA	30307

IF ABOVE INFORMATION HAS CHANGED, TYPE OR PRINT CORRECTIONS BELOW:

CORPORATION ADDRESS:
CEO:
CFO:
SEC:
AGT: John B Lewis	154 Krog St. NE, Suite 185	Atlanta	GA	30307

I CERTIFY THAT I AM AUTHORIZED TO SIGN THIS FORM AND THAT THE INFORMATION IS TRUE AND CORRECT.	P.O. BOX NOT ACCEPTABLE FOR REGISTERED AGENT’S ADDRESS	COUNTY OF REGISTERED OFFICE: Fulton	COUNTY CHANGE OR CORRECTION:
AUTHORIZED SIGNATURE: John B Lewis	DATE: 2/28/2012		Total Due:
TITLE: Filer	EMAIL: jessie.wallace@thesupergroup.com		$ 50.00

BR201 2012 Corporation Annual Registration

126 070027832 0050009 THESUPERGROUPCREATIV8 201204017 0050009

Brian P. Kemp Secretary of State	STATE OF GEORGIA 2013 Corporation Annual Registration OFFICE OF THE SECRETARY OF STATE Annual Registration Filing P.O. Box 23038 Columbus, Georgia 31902-3038 Information on record as of: 4:12:27 PM

Entity Control No. 07002783	Amount Due: $50.00	Amount Due AFTER April 1, 2013: $75.00

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

154 Krog St. NE

Suite 185

Atlanta, Georgia 30307

Each business entity registered or filed with the Office of Secretary of State is required to file an annual registration. Amount due for this entity is indicated above and below on the remittance form. Annual fee is $50. If amount is more than$50 , the total reflects amount(s) due from previous year(s) and any applicable late fee(s). Renew by April 1,2013 Your Annual Registration must be postmarked by April 1,2013. If your registration and payment are not postmarked by April 1,2013, you will be assessed a $25.00 late filing penalty fee.

For faster processing, we invite you to file your Annual Registration online with a credit card at Http://www.sos.ga.gov/corporations/ The Corporations Division accepts Visa, MC, Discover, American Express and ATM/Debit Cards with the Visa or MC logo for online filings only. Annual Registrations not processed online require payment with a check, certified bank check or money order. We cannot accept cash for payment.

You may mail your registration in by submitting the bottom portion of this remittance with a check or money order payable to “Secretary of S t a t e “ . All checks must be pre-printed with a complete address in order to be accepted by our offices for your filing. Absolutely, no counter or starter checks will be accepted. Failure to adhere to these guidelines will delay or possibly reject your filing. Checks that are dishonored by your bank are subject to a $30.00 NSF charge. Failure to honor your payment could result in a civil suit filed against you and/or your entity may be Administratively Dissolved by the Secretary of State. [See O.C.G.A. § 13-6-15 and Title 14, respectively.]

Officer, address and Agent information currently of record is listed below. Please verify “county of registered office.” If correct and complete, detach bottom portion, sign, and return with payment. Or, enter changes as needed and submit. Complete each line, even if the same individual serves as Chief Executive Officer, Chief Financial Officer, and Secretary of the corporation.

Note: Registered Agent address must be a street address in Georgia where the agent may be served personally. A mail drop or P.O. Box does not comply with Georgia law for registered office. P.O. Boxes may be used for principal office and officers’ addresses.

Any person authorized by the entity to do so may sign and file registration (including online filing). Additionally, a person who signs a document submits an electronic filing he or she knows is false in any material respect with the intent that the document be delivered to the Secretary of State for filing shall be guilty of a misdemeanor and, upon conviction thereof, shall be punished to the highest degree permissible by law. [O.C.G.A. § 14-2-129.]

Please return ONLY the original form below and applicable fee(s). For more information on Annual Registrations or to file online, visit Http://www.sos.ga.gov/corporations/ Or, call 404-656-2817.

CORPORATION NAME	ADDRESS	CITY	STATE	ZIP
: Christopher B Wallace	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

: John B Lewis	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

: John G Aldridge	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

THE ABOVE INFORMATION HAS BEEN UPDATED TO:

CORPORATION NAME	ADDRESS	CITY	STATE	ZIP

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.	154 Krog St. NE, Suite 185	Atlanta	Georgia	30307

CEO: John G Aldridge	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

CFO: John B Lewis	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

SEC: Christopher B Wallace	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

AGT: Lewis, John B	154 Krog St. NE , Suite 185 Atlanta, GA 30307	Atlanta	Georgia	30307

I CERTIFY THAT I AM AUTHORIZED TO SIGN THIS FORM AND THAT THE INFORMATION IS TRUE AND CORRECT.	P.O. BOX NOT ACCEPTABLE FOR REGISTERED AGENT’S ADDRESS	COUNTY OF REGISTERED OFFICE:	Fulton County

AUTHORIZED SIGNATURE: John Bradford Lewis		Date:2/22/2013 4:12:26 PM		Total Due:

Title: Attorney-in-Fact	Email: brad.lewis@thesupergroup.com			$50.00

BR201 2013 Corporation Annual Registration

135 070027832 0050009 THESUPERGROUPCREATIV8 201304016 0075000

Brian P. Kemp Secretary of State	STATE OF GEORGIA 2014 Corporation Annual Registration OFFICE OF THE SECRETARY OF STATE Annual Registration Filing P.O. Box 23038 Columbus, Georgia 31902-3038 Information on record as of: 4:55:28 PM	Secretary of State Control No.: 07002783 Date Filed:2/26/2014 4:55:27 PM

Entity Control No. 07002783	Amount Due: $50.00	Amount Due AFTER June 1, 2014: $75.00

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

154 Krog St. NE

Suite 185

Atlanta, Georgia 30307

Each business entity registered or filed with the Office of Secretary of State is required to file an annual registration. Amount due for this entity is indicated above and below on the remittance form. Annual fee is $50. If amount is more than$50 , the total reflects amount(s) due from previous year(s) and any applicable late fee(s). Renew by April 1,2013 Your Annual Registration must be postmarked by June 1,2014. If your registration and payment are not postmarked by June 1,2014, you will be assessed a $25.00 late filing penalty fee.

For faster processing, we invite you to file your Annual Registration online with a credit card at Http://www.sos.ga.gov/corporations/ The Corporations Division accepts Visa, MC, Discover, American Express and ATM/Debit Cards with the Visa or MC logo for online filings only. Annual Registrations not processed online require payment with a check, certified bank check or money order. We cannot accept cash for payment.

You may mail your registration in by submitting the bottom portion of this remittance with a check or money order payable to “Secretary of S t a t e “ . All checks must be pre-printed with a complete address in order to be accepted by our offices for your filing. Absolutely, no counter or starter checks will be accepted. Failure to adhere to these guidelines will delay or possibly reject your filing. Checks that are dishonored by your bank are subject to a $30.00 NSF charge. Failure to honor your payment could result in a civil suit filed against you and/or your entity may be Administratively Dissolved by the Secretary of State. [See O.C.G.A. § 13-6-15 and Title 14, respectively.]

Officer, address and Agent information currently of record is listed below. Please verify “county of registered office.” If correct and complete, detach bottom portion, sign, and return with payment. Or, enter changes as needed and submit. Complete each line, even if the same individual serves as Chief Executive Officer, Chief Financial Officer, and Secretary of the corporation.

Note: Registered Agent address must be a street address in Georgia where the agent may be served personally. A mail drop or P.O. Box does not comply with Georgia law for registered office. P.O. Boxes may be used for principal office and officers’addresses.

Any person authorized by the entity to do so may sign and file registration (including online filing). Additionally, a person who signs a document submits an electronic filing he or she knows is false in any material respect with the intent that the document be delivered to the Secretary of State for filing shall be guilty of a misdemeanor and, upon conviction thereof, shall be punished to the highest degree permissible by law. [O.C.G.A. § 14-2-129.]

Please return ONLY the original form below and applicable fee(s). For more information on Annual Registrations or to file online, visit Http://www.sos.ga.gov/corporations/ Or, call 404-656-2817.

CORPORATION NAME	ADDRESS	CITY	STATE	ZIP
THE SUPERGROUP CREATIVE OMNIMEDIA,	154 Krog St. NE, Suite 185	Atlanta	GA	30307

CEO: John G Aldridge	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

CFO: John B Lewis	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

SEC: Christopher B Wallace	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

THE ABOVE INFORMATION HAS BEEN UPDATED TO:

CORPORATION NAME	ADDRESS	CITY	STATE	ZIP

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.	154 Krog St. NE, Suite 185	Atlanta	Georgia	30307

CEO: John G Aldridge	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

CFO: John B Lewis	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

SEC: John B Lewis	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

AGT: Lewis, John B	154 Krog St. NE , Suite 185 Atlanta, GA 30307	Atlanta	Georgia	30307

I CERTIFY THAT I AM AUTHORIZED TO SIGN THIS FORM AND THAT THE INFORMATION IS TRUE AND CORRECT.	P.O. BOX NOT ACCEPTABLE FOR REGISTERED AGENT’S ADDRESS	COUNTY OF REGISTERED OFFICE:	Fulton County

AUTHORIZED SIGNATURE: John Bradford Lewis		Date:2/26/2014 4:55:27 PM		Total Due:

Title: Officer	Email: brad.lewis@thesupergroup.com			$50.00

BR201 2014 Corporation Annual Registration

144 070027832 0050009 THESUPERGROUPCREATIV8 201406013 0075000

Brian P. Kemp Secretary of State	STATE OF GEORGIA 2015 Corporation Annual Registration OFFICE OF THE SECRETARY OF STATE Annual Registration Filing P.O. Box 23038 Columbus, Georgia 31902-3038 Information on record as of: 6:08:48 PM	Secretary of State Control No.: 07002783 Date Filed:2/26/2015 6:08:46 PM

Entity Control No.: 07002783	Amount Due: $50.00	Amount Due AFTER April 1, 2015: $75.00

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

154 Krog St. NE

Suite 185

Atlanta, Georgia 30307

Each business entity registered or filed with the Office of Secretary of State is required to file an annual registration. Amount due for this entity is indicated above and below on the remittance form. Annual fee is $50. If amount is more than$50 , the total reflects amount(s) due from previous year(s) and any applicable late fee(s). Renew by April 1,2015 Your Annual Registration must be postmarked by April 1,2015. If your registration and payment are not postmarked by April 1,2015, you will be assessed a $25.00 late filing penalty fee.

For faster processing, we invite you to file your Annual Registration online with a credit card at Http://www.sos.ga.gov/corporations/ The Corporations Division accepts Visa, MC, Discover, American Express and ATM/Debit Cards with the Visa or MC logo for online filings only. Annual Registrations not processed online require payment with a check, certified bank check or money order. We cannot accept cash for payment.

You may mail your registration in by submitting the bottom portion of this remittance with a check or money order payable to “Secretary of S t a t e “ . All checks must be pre-printed with a complete address in order to be accepted by our offices for your filing. Absolutely, no counter or starter checks will be accepted. Failure to adhere to these guidelines will delay or possibly reject your filing. Checks that are dishonored by your bank are subject to a $30.00 NSF charge. Failure to honor your payment could result in a civil suit filed against you and/or your entity may be Administratively Dissolved by the Secretary of State. [See O.C.G.A. § 13-6-15 and Title 14, respectively.]

Officer, address and Agent information currently of record is listed below. Please verify “county of registered office.” If correct and complete, detach bottom portion, sign, and return with payment. Or, enter changes as needed and submit. Complete each line, even if the same individual serves as Chief Executive Officer, Chief Financial Officer, and Secretary of the corporation.

Note: Registered Agent address must be a street address in Georgia where the agent may be served personally. A mail drop or P.O. Box does not comply with Georgia law for registered office. P.O. Boxes may be used for principal office and officers’addresses.

Any person authorized by the entity to do so may sign and file registration (including online filing). Additionally, a person who signs a document submits an electronic filing he or she knows is false in any material respect with the intent that the document be delivered to the Secretary of State for filing shall be guilty of a misdemeanor and, upon conviction thereof, shall be punished to the highest degree permissible by law. [O.C.G.A. § 14-2-129.]

Please return ONLY the original form below and applicable fee(s). For more information on Annual Registrations or to file online, visit Http://www.sos.ga.gov/corporations/ Or, call 404-656-2817.

CORPORATION NAME	ADDRESS	CITY	STATE	ZIP
THE SUPERGROUP CREATIVE OMNIMEDIA, INC.	154 Krog St. NE, Suite 185	Atlanta	GA	30307

CEO: John G Aldridge	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

CFO: John B Lewis	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

SEC: John B Lewis	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

THE ABOVE INFORMATION HAS BEEN UPDATED TO:

CORPORATION NAME	ADDRESS	CITY	STATE	ZIP

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.	154 Krog St. NE, Suite 185	Atlanta	Georgia	30307

CEO: John G Aldridge	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

CFO: John B Lewis	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

SEC: John B Lewis	154 Krog St. NE Suite 185	Atlanta	Georgia	30307

AGT: Lewis, John B	154 Krog St. NE , Suite 185 Atlanta, GA 30307	Atlanta	Georgia	30307

I CERTIFY THAT I AM AUTHORIZED TO SIGN THIS FORM AND THAT THE INFORMATION IS TRUE AND CORRECT.	P.O. BOX NOT ACCEPTABLE FOR REGISTERED AGENT’S ADDRESS	COUNTY OF REGISTERED OFFICE:	Fulton County

AUTHORIZED SIGNATURE: John Bradford Lewis		Date:2/26/2015 6:08:46 PM		Total Due:

Title: Officer	Email: brad.lewis@thesupergroup.com			$50.00

BR201 2015 Corporation Annual Registration

153 070027832 0050009 THESUPERGROUPCREATIV8 201504014 0075000

STATE OF GEORGIA

Secretary of State

Corporations Division

313 West Tower

2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

ANNUAL REGISTRATION	*Electronically Filed*
Secretary of State
Filing Date: 1/14/2016 12:22:32 PM

BUSINESS INFORMATION

CONTROL NUMBER	07002783

BUSINESS NAME	THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

BUSINESS TYPE	Domestic Profit Corporation

EFFECTIVE DATE	01/14/2016

PRINCIPAL OFFICE ADDRESS

ADDRESS	154 Krog St. NE, Suite 185, Atlanta, USA

REGISTERED AGENT’S NAME AND ADDRESS

NAME	ADDRESS

Lewis, John B	154 Krog St. NE , Suite 185 Atlanta, GA 30307, Fulton, Atlanta, GA, 30307, USA

OFFICERS INFORMATION

NAME	TITLE	ADDRESS

John B Lewis	SECRETARY	154 Krog St. NE Suite 185, Atlanta, USA

John B Lewis	CFO	154 Krog St. NE Suite 185, Atlanta, USA

John Bradford Lewis		154 Krog St. NE, Ste. 185, Atlanta, USA

John G Aldridge	CEO	154 Krog St. NE Suite 185, Atlanta, USA

AUTHORIZER INFORMATION

AUTHORIZER SIGNATURE	Brad Lewis

AUTHORIZER TITLE	Officer

/s/ Brian P. Kemp
Brian P. Kemp Secretary of State

STATE OF GEORGIA

Secretary of State

Corporations Division

313 West Tower

2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

ANNUAL REGISTRATION		*Electronically Filed*
Secretary of State
Filing Date: 1/27/2017 4:51:30 PM

BUSINESS INFORMATION

CONTROL NUMBER	07002783

BUSINESS NAME	THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

BUSINESS TYPE	Domestic Profit Corporation

EFFECTIVE DATE	01/27/2017

PRINCIPAL OFFICE ADDRESS

ADDRESS	154 Krog St. NE, Suite 185, Atlanta, USA

REGISTERED AGENT’S NAME AND ADDRESS

NAME	ADDRESS

Lewis, John B	154 Krog St. NE , Suite 185 Atlanta, GA 30307, Fulton, Atlanta, GA, 30307, USA

OFFICERS INFORMATION

NAME	TITLE	ADDRESS

John B Lewis	SECRETARY	154 Krog St. NE Suite 185, Atlanta, USA

John B Lewis	CFO	154 Krog St. NE Suite 185, Atlanta, USA

John G Aldridge	CEO	154 Krog St. NE Suite 185, Atlanta, USA

AUTHORIZER INFORMATION

AUTHORIZER SIGNATURE	John B. Lewis

AUTHORIZER TITLE	Officer

/s/ Brian P. Kemp
Brian P. Kemp Secretary of State

STATE OF GEORGIA Secretary of State Corporations Division 313 West Tower 2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530 Brian P. Kemp Secretary of State ANNUAL REGISTRATION *Electronically Filed* Secretary of State Filing Date: 1/24/2018 4:21:25 PM BUSINESS INFORMATION CONTROL NUMBER 07002783 BUSINESS NAME THE SUPERGROUP CREATIVE OMNIMEDIA, INC. BUSINESS TYPE Domestic Profit Corporation EFFECTIVE DATE 01/24/2018 PRINCIPAL OFFICE ADDRESS ADDRESS 154 Krog St. NE, Suite 185, Atlanta, USA REGISTERED AGENT’S NAME AND ADDRESS NAME ADDRESS Lewis, John B 154 Krog St. NE , Suite 185 Atlanta, GA 30307, Fulton, Atlanta, GA, 30307, USA OFFICERS INFORMATION NAME TITLE ADDRESS John B Lewis SECRETARY 154 Krog St. NE Suite 185, Atlanta, USA John B Lewis CFO 154 Krog St. NE Suite 185, Atlanta, USA John G Aldridge CEO 154 Krog St. NE Suite 185, Atlanta, USA AUTHORIZER INFORMATION AUTHORIZER SIGNATURE John B. Lewis AUTHORIZER TITLE Officer

STATE OF GEORGIA Secretary of State Corporations Division 313 West Tower 2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530 ANNUAL REGISTRATION *Electronically Filed* Secretary of State Filing Date: 1/11/2019 11:27:39 AM BUSINESS INFORMATION CONTROL NUMBER 07002783 BUSINESS NAME THE SUPERGROUP CREATIVE OMNIMEDIA, INC. BUSINESS TYPE Domestic Profit Corporation EFFECTIVE DATE 01/11/2019 PRINCIPAL OFFICE ADDRESS ADDRESS 154 Krog St. NE, Suite 185, Atlanta, USA REGISTERED AGENT NAME AND ADDRESS Lewis, John B 154 Krog St. NE , Suite 185 Atlanta, GA 30307,Fulton, Atlanta, GA,30307, USA OFFICERS INFORMATION NAME TITLE ADDRESS John B Lewis SECRETARY 154 Krog St. NE Suite 185, Atlanta, USA John B Lewis CFO 154 Krog St. NE Suite 185, Atlanta, USA John G Aldridge CEO 154 Krog St. NE Suite 185, Atlanta, USA AUTHORIZER INFORMATION AUTHORIZER SIGNATURE Lewis, John B AUTHORIZER TITLE Officer

STATE OF GEORGIA Secretary of State Corporations Division 313 West Tower 2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530 ANNUAL REGISTRATION *Electronically Filed* Secretary of State Filing Date: 1/22/2020 6:07:52 PM BUSINESS INFORMATION CONTROL NUMBER 07002783 BUSINESS NAME THE SUPERGROUP CREATIVE OMNIMEDIA, INC. BUSINESS TYPE Domestic Profit Corporation EFFECTIVE DATE 01/22/2020 ANNUAL REGISTRATION PERIOD 2020 PRINCIPAL OFFICE ADDRESS ADDRESS 154 Krog St. NE, Suite 185, Atlanta, GA, 30307, USA REGISTERED AGENT NAME ADDRESS COUNTY Lewis, John B 154 Krog St. NE , Suite 185 Atlanta, GA 30307, Atlanta, GA, 30307, USA Fulton OFFICERS INFORMATION NAME TITLE ADDRESS John B Lewis SECRETARY 154 Krog St. NE Suite 185, Atlanta, GA, 30307, USA John B Lewis CFO 154 Krog St. NE Suite 185, Atlanta, GA, 30307, USA John G Aldridge CEO 154 Krog St. NE Suite 185, Atlanta, GA, 30307, USA AUTHORIZER INFORMATION AUTHORIZER SIGNATURE John B Lewis AUTHORIZER TITLE Officer

STATE OF GEORGIA Secretary of State Corporations Division 313 West Tower 2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530 ANNUAL REGISTRATION *Electronically Filed* Secretary of State Filing Date: 2/18/2021 3:21:25 PM BUSINESS INFORMATION CONTROL NUMBER 07002783 BUSINESS NAME THE SUPERGROUP CREATIVE OMNIMEDIA, INC. BUSINESS TYPE Domestic Profit Corporation EFFECTIVE DATE 02/18/2021 ANNUAL REGISTRATION PERIOD 2021 PRINCIPAL OFFICE ADDRESS ADDRESS 154 Krog St. NE, Suite 185, Atlanta, GA, 30307, USA REGISTERED AGENT NAME ADDRESS COUNTY Lewis, John B 154 Krog St. NE , Suite 185 Atlanta, GA 30307, Atlanta, GA, 30307, USA Fulton OFFICERS INFORMATION NAME TITLE ADDRESS John B Lewis SECRETARY 154 Krog St. NE Suite 185, Atlanta, GA, 30307, USA John B Lewis CFO 154 Krog St. NE Suite 185, Atlanta, GA, 30307, USA John G Aldridge CEO 154 Krog St. NE Suite 185, Atlanta, GA, 30307, USA AUTHORIZER INFORMATION AUTHORIZER SIGNATURE John B Lewis AUTHORIZER TITLE Officer

Control Number : 07002783 STATE OF GEORGIA Secretary of State Corporations Division 313 West Tower 2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530 CERTIFICATE OF MERGER I, Brad Raffensperger, the Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of 10/08/2021. Attached is a true and correct copy of the said filing. Surviving Entity: THE SUPERGROUP CREATIVE OMNIMEDIA, INC., a Domestic Profit Corporation Nonsurviving Entity/Entities: Project Krypton Merger Sub, Inc., a Foreign Non-Qualifying Entity WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on 10/08/2021. /S/ Brad Raffensperger Brad Raffensperger Secretary of State

CERTIFICATE OF MERGER

MERGING

PROJECT KRYPTON MERGER SUB, INC.

WITH AND INTO

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

I. The names of the merging corporations are PROJECT KRYPTON MERGER SUB, INC., a Delaware corporation, and THE SUPERGROUP CREATIVE OMNIMEDIA, INC., a Georgia corporation. THE SUPERGROUP CREATIVE OMNIMEDIA, INC. is the surviving corporation of the merger (the “Merger”).

II. An Agreement and Plan of Merger (the “Plan of Merger”) between PROJECT KRYPTON MERGER SUB, INC. and THE SUPERGROUP CREATIVE OMNIMEDIA, INC. has been approved, adopted, certified, executed and acknowledged by PROJECT KRYPTON MERGER SUB, INC. and THE SUPERGROUP CREATIVE OMNIMEDIA, INC. in accordance with the Georgia Business Corporation Code and the General Corporation Law of the State of Delaware.

III. The executed Plan of Merger is on file at the principal place of business of THE SUPERGROUP CREATIVE OMNIMEDIA, INC., which is located at 154 Krog Street NE, Unit 185, Atlanta, Georgia 30307.

IV. A copy of the Plan of Merger will be provided by THE SUPERGROUP CREATIVE OMNIMEDIA, INC., on request and without cost, to any shareholder of THE SUPERGROUP CREATIVE OMNIMEDIA, INC. or PROJECT KRYPTON MERGER SUB, INC.

V. The Merger was duly approved by the shareholders of THE SUPERGROUP CREATIVE OMNIMEDIA, INC. and PROJECT KRYPTON MERGER SUB, INC.

VI. The Merger shall be effective as of the filing of this Certificate of Merger with the Secretary of State of the State of Georgia.

VII. THE SUPERGROUP CREATIVE OMNIMEDIA, INC. undertakes to deliver the request for publication of a notice of filing of this Certificate of Merger, and payment therefor will be made as required by subsection (b) of Section 14-2-1105.1 of the Georgia Business Corporation Code.

[signatures on following page]

IN WITNESS WHEREOF, this certificate has been executed by the duly authorized officers of THE SUPERGROUP CREATIVE OMNIMEDIA, INC. and PROJECT KRYPTON MERGER SUB, INC. whose names and titles are set forth below.

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

By:	/s/ John G. Aldridge
Print name:	John G. Aldridge
Title:	CEO

PROJECT KRYPTON MERGER SUB, INC.

By:
Print name:
Title:

IN WITNESS WHEREOF, this certificate has been executed by the duly authorized officers of THE SUPERGROUP CREATIVE OMNIMEDIA, INC. and PROJECT KRYPTON MERGER SUB, INC. whose names and titles are set forth below.

THE SUPERGROUP CREATIVE OMNIMEDIA, INC.

By:
Print name:
Title:

PROJECT KRYPTON MERGER SUB, INC.

By:	/s/ Nicholas Vita
Print name:	Nicholas Vita
Title:	Director

Secretary of State	OFFICE OF SECRETARY OF STATE CORPORATIONS DIVISION 2 Martin Luther King Jr. Dr. SE Suite 313 West Tower Atlanta, Georgia 30334 (404) 656-2817 sos.ga.gov	*Electronically Filed* Secretary of State Filing Date: 10/8/2021 11:59:26 AM

TRANSMITTAL INFORMATION FORM

MERGER

1.	22021336
	Filing Number

2.	Berman Fink Van Horn P.C.
	Name of Person Filing Merger

	3475 Piedmont Rd., NE, Suite 1100	Atlanta	GA	30305

	Address	City	State	Zip Code

3.	Submitted with this filing is a filing fee of $20.00 payable to “Secretary of State”. Filing fees are non-refundable.

	I understand that this Transmittal Information Form is included as part of my filing, and the information on this form will be entered in the Secretary of State business entity database. I certify that the above information is true and correct to the best of my knowledge.

Ruari OSullivan
Signature of Authorized Person

Brad Raffensperger Secretary of State	STATE OF GEORGIA OFFICE OF SECRETARY OF STATE Corporations Division 2 Martin Luther King, Jr. Dr. SE Suite 313, West Tower Atlanta, Georgia 30334-1530 Date of Notice: 08/19/2022

THE SUPERGROUP CREATIVE OMNIMEDIA, INC., Control No. 07002783

Lewis, John B

154 Krog St. NE , Suite 185 Atlanta, GA 30307

Atlanta, GA 30307

Notice of Intent to Administratively Dissolve

In accordance with Title 14 of the Official Code of Georgia Annotated, the Secretary of State hereby gives notice of determination that one or more statutory grounds exist for dissolving this entity for its failure to deliver its annual registration, together with all required fees and penalties, within 60 days after it was due, and/or having been without a registered agent or registered office in this state for 60 days or more. The Secretary of State shall administratively dissolve the entity unless it corrects each ground for dissolution, including payment in full of all required fees and penalties, or demonstrates to the reasonable satisfaction of the Secretary of State that each determined ground does not exist within sixty (60) days of the mailing of this Notice.

The above-stated grounds for administrative dissolution may be corrected by filing an annual registration for the entity. For faster processing, we invite you to file your annual registration online with a credit card at http://ecorp.sos.ga.gov. You may also print an annual registration form for submission by mail at http://ecorp.sos.ga.gov. The Corporations Division accepts Visa, MasterCard, Discover, American Express and ATM/Debit cards with the Visa or MasterCard logo for online filings. Annual registrations not processed online require payment with a check, certified bank check, or money order. We cannot accept cash for payment.

If you choose to file by mail, you must send in an annual registration form printed from the website indicated above. Please mail your completed annual registration form to the following address: Office of Secretary of State, Annual Registration Filings, 2 Martin Luther King Jr Dr. SE, Suite 313, West Tower, Atlanta, GA 30334-1530. Your annual registration form must be accompanied by a check, certified bank check, or money order. All checks must be pre-printed with a complete address in order to be accepted by our office for processing. Absolutely no counter or starter checks will be accepted. Failure to adhere to these guidelines will delay or possibly result in the rejection of your filing.

Checks that are dishonored by your bank are subject to a $30.00 NSF charge. Failure to honor your payment could result in a civil suit filed against you and/or your entity may be administratively dissolved by the Secretary of State. [See. O.C.G.A §13-6-15 and Title 14, respectively.]

Note: Registered agent address must be a street address in Georgia where the agent may be served personally. A mail drop or P.O. Box does not comply with Georgia law for registered office. P.O. Boxes may be used for principal office and officers’ addresses.

Any person authorized by the entity to do so may sign and file an annual registration (including online filing). Additionally, a person who signs a document or submits an electronic filing he or she knows is false in any material respect with the intent that the document be delivered to the Secretary of State for filing shall be guilty of a misdemeanor and, upon conviction thereof, shall be punished to the highest degree permissible by law. [O.C.G.A. § 14-2-129.]

For more information on annual registrations or to file online, visit http://ecorp.sos.ga.gov or call 404-656-2817.

STATE OF GEORGIA Secretary of State Corporations Division 313 West Tower 2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530 Annual Registration *Electronically Filed* Secretary of State Filing Date: 08/23/2022 14:28:34 BUSINESS INFORMATION BUSINESS NAME : THE SUPERGROUP CREATIVE OMNIMEDIA, INC. CONTROL NUMBER : 07002783 BUSINESS TYPE : Domestic Profit Corporation ANNUAL REGISTRATION PERIOD : 2022 BUSINESS INFORMATION CURRENTLY ON FILE PRINCIPAL OFFICE ADDRESS : 154 Krog St. NE, Suite 185, Atlanta, GA, 30307, USA REGISTERED AGENT NAME : Lewis, John B REGISTERED OFFICE ADDRESS : 154 Krog St. NE , Suite 185 Atlanta, GA 30307, Atlanta, GA, 30307, USA REGISTERED OFFICE COUNTY : Fulton OFFICER TITLE ADDRESS John B Lewis Secretary 154 Krog St. NE Suite 185, Atlanta, GA, 30307, USA John B Lewis CFO 154 Krog St. NE Suite 185, Atlanta, GA, 30307, USA John G Aldridge CEO 154 Krog St. NE Suite 185, Atlanta, GA, 30307, USA UPDATES TO ABOVE BUSINESS INFORMATION PRINCIPAL OFFICE ADDRESS : 154 Krog St. NE, Suite 185, Atlanta, GA, 30307, USA REGISTERED AGENT NAME : Corporation Service Company REGISTERED OFFICE ADDRESS : 2 Sun Court, Suite 400, Peachtree Corners, GA, 30092, USA REGISTERED OFFICE COUNTY : Gwinnett OFFICER TITLE ADDRESS Nicholas Vita CEO 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA Derek Watson CFO 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA David Sirolly Secretary 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA AUTHORIZER INFORMATION AUTHORIZER SIGNATURE : Nicholas Vita AUTHORIZER TITLE : Officer

STATE OF GEORGIA Secretary of State Corporations Division 313 West Tower 2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530 ANNUAL REGISTRATION *Electronically Filed* Secretary of State Filing Date: 3/29/2023 10:33:48 AM BUSINESS INFORMATION CONTROL NUMBER 07002783 BUSINESS NAME THE SUPERGROUP CREATIVE OMNIMEDIA, INC. BUSINESS TYPE Domestic Profit Corporation EFFECTIVE DATE 03/29/2023 ANNUAL REGISTRATION PERIOD 2023 PRINCIPAL OFFICE ADDRESS ADDRESS 154 Krog St. NE, Suite 185, Atlanta, GA, 30307, USA REGISTERED AGENT NAME ADDRESS COUNTY Corporation Service Company 2 Sun Court, Suite 400, Peachtree Corners, GA, 30092, USA Gwinnett OFFICERS INFORMATION NAME TITLE ADDRESS David Sirolly SECRETARY 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA Derek Watson CFO 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA Nicholas Vita CEO 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA AUTHORIZER INFORMATION AUTHORIZER SIGNATURE Nicholas Vita AUTHORIZER TITLE Officer

STATE OF GEORGIA Secretary of State Corporations Division 313 West Tower 2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530 ANNUAL REGISTRATION *Electronically Filed*Secretary of State Filing Date: 2/8/2024 3:37:27 PM BUSINESS INFORMATION CONTROL NUMBER 07002783 BUSINESS NAME THE SUPERGROUP CREATIVE OMNIMEDIA, INC. BUSINESS TYPE Domestic Profit Corporation EFFECTIVE DATE 02/08/2024 ANNUAL REGISTRATION PERIOD 2024 PRINCIPAL OFFICE ADDRESS ADDRESS 154 Krog St. NE, Suite 185, Atlanta, GA, 30307, USA REGISTERED AGENT NAME ADDRESS COUNTY Corporation Service Company 2 Sun Court, Suite 400, Peachtree Corners, GA, 30092, USA Gwinnett OFFICERS INFORMATION NAME TITLE ADDRESS David Sirolly SECRETARY 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA Derek Watson CFO 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA Nicholas Vita CEO 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA AUTHORIZER INFORMATION AUTHORIZER SIGNATURE David Hart AUTHORIZER TITLE Officer

STATE OF GEORGIA Secretary of State Corporations Division 313 West Tower 2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530 Annual Registration *Electronically Filed* Secretary of State Filing Date: 02/11/2025 15:09:38 BUSINESS INFORMATION BUSINESS NAME : THE SUPERGROUP CREATIVE OMNIMEDIA, INC. CONTROL NUMBER : 07002783 BUSINESS TYPE : Domestic Profit Corporation ANNUAL REGISTRATION PERIOD : 2025 BUSINESS INFORMATION CURRENTLY ON FILE PRINCIPAL OFFICE ADDRESS : 154 Krog St. NE, Suite 185, Atlanta, GA, 30307, USA REGISTERED AGENT NAME : Corporation Service Company REGISTERED OFFICE ADDRESS : 2 Sun Court, Suite 400, Peachtree Corners, GA, 30092, USA REGISTERED OFFICE COUNTY : Gwinnett OFFICER TITLE ADDRESS David Sirolly Secretary 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA Derek Watson CFO 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA Nicholas Vita CEO 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA UPDATES TO ABOVE BUSINESS INFORMATION PRINCIPAL OFFICE ADDRESS : 154 Krog St. NE, Suite 185, Atlanta, GA, 30307, USA REGISTERED AGENT NAME : Corporation Service Company REGISTERED OFFICE ADDRESS : 2 Sun Court, Suite 400, Peachtree Corners, GA, 30092, USA REGISTERED OFFICE COUNTY : Gwinnett OFFICER TITLE ADDRESS David Sirolly Secretary 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA Derek Watson CFO 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA David Hart CEO 321 Billerica Road, Suite 204, Chelmsford, MA, 01824, USA AUTHORIZER INFORMATION AUTHORIZER SIGNATURE : David Hart AUTHORIZER TITLE : Officer